Income Taxes	6 Months Ended
Jun. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

Note 8. Income Taxes

As of December 31, 2017, the Company’s deferred tax assets for net operating losses included foreign losses of pre-acquisition Alcobra Ltd of $20.7 million (“Israeli NOL”). A full valuation allowance was provided for such deferred tax assets as the Company believes that it is more likely than not that the deferred assets will not be utilized.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the "Act"). The Act amends the Internal Revenue Code to reduce tax rates and modify policies, credits, and deductions for individuals and businesses. For businesses, the Act reduces the corporate tax rate from a maximum of 35% to a flat 21% rate. The rate reduction is effective on January 1, 2018. As a result of the rate reduction, the Company was required to reduce its deferred tax asset balance as of December 31, 2017 by $2.4 million. Due to the company's full valuation allowance position, the company reduced the valuation allowance by the same amount.  As a result of the Act, the SEC issued guidance under Staff Accounting Bulletin No. 118 ("SAB 118") that allows for a measurement period up to one year after the enactment date of the Act to finalize the recording of the related tax impacts. The Company has not made any provision adjustments during the six months ended June 30, 2018.  The Company is the process of assessing the final impact of the guidance which we expect to complete within the one-year time frame provided by SAB 118.